Impact of Separation	9 Months Ended
Sep. 30, 2018
Equity [Abstract]
Impact of Separation
In connection with the Separation, we issued $2.0 billion aggregate principal amount of senior notes in a private placement, and we also entered into a $750.0 million senior unsecured revolving credit facility and $500.0 million senior unsecured term credit facility. See Note 8 for further information.
In connection with the Separation, we entered into various agreements with Lilly, including a master separation agreement. In connection with the terms of the Separation, there were certain assets and liabilities included in the pre-Separation balance sheet that were retained by Lilly and there were certain assets not included in the pre-Separation balance sheet that were transferred to us. The cumulative adjustment to the historical balance sheet increased net assets and total equity by approximately $58.3 million. The impact on net assets primarily represent the elimination of certain income tax assets and liabilities and the contribution of additional fixed assets.
After Separation, Lilly owns approximately 80.2% of the outstanding shares of our common stock. Lilly has informed us that it may make a tax-free distribution to its shareholders of all or a portion of its remaining equity interest, which may include one or more distributions effected as a dividend to all Lilly shareholders, one or more distributions in exchange for Lilly shares or other securities, or any combination thereof. Lilly does not have any obligation to pursue or consummate any further dispositions of its ownership interest in us by any specified date or at all. In connection with the Separation, we will continue to have certain ongoing relationships with Lilly as described in Note 14.